EXHIBIT 23.3

                               CONSENT OF COUNSEL


     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in Amendment No. 2 to the Registration Statement on Form S-1 of of Trimeris, Inc.


                                         /s/       PENNIE & EDMONDS LLP

                                                  PENNIE & EDMONDS LLP


New York, New York
September 5, 1997